EXHIBIT 99.3

                                  $284,629,000
                                  (Approximate)
                                  GSAA 2004-NC1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------

------------------ ----------------------- ------------- -------------------- ------------
                    Approximate Initial
                         Principal          Certificate   Primary Collateral    Credit
  Certificates            Balance               Type             Group          Support
------------------ ----------------------- ------------- -------------------- ------------
  AV-1                         48,661,000       Sr           Group I (1)        13.75%
  AF-2                         17,946,000       Sr           Group I (1)        13.75%
  AF-3                         34,385,000       Sr           Group I (1)        13.75%
  AF-4                         20,936,000       Sr           Group I (1)        13.75%
  AF-5                         23,112,000       Sr           Group I (1)        13.75%
  AF-6                         16,116,000       Sr           Group I (1)        13.75%
  AV-2                         89,987,000       Sr           Group II (1)       13.75%
  M-1                          11,647,000       Mez         Group I and II       9.75%
  M-2                          10,919,000       Mez         Group I and II       6.00%
  B-1                           8,008,000       Sub         Group I and II       3.25%
  B-2                           2,912,000       Sub         Group I and II       2.25%
  Total               $284,629,000 (5)(6)
------------------ ----------------------- ------------- -------------------- ------------

[TABLE CONTINUED]


------------------ ------------------- ------------ ----------------- -------------------
                        Initial          Average       Principal
                   Pass-Through Rate      Life          Payment          Moody's/Fitch
  Certificates            (2)           (yrs)(3)     Window (3) (4)         Ratings
------------------ ------------------- ------------ ----------------- -------------------
  AV-1                 LIBOR +[%]         1.00        3/04 - 11/05         Aaa/AAA
  AF-2                    [ ]%            2.00        11/05 - 6/06         Aaa/AAA
  AF-3                    [ ]%            3.00        6/06 - 2/08           AaaAAA
  AF-4                    [ ]%            5.00        2/08 - 6/10          Aaa/AAA
  AF-5                    [ ]%            8.43        6/10 - 1/13          Aaa/AAA
  AF-6                    [ ]%            6.64        3/07 - 1/13          Aaa/AAA
  AV-2                 LIBOR +[%]         2.53        3/04 - 1/13          Aaa/AAA
  M-1                     [ ]%            5.92        6/07 - 1/13           Aa2/AA
  M-2                     [ ]%            5.90        5/07 - 1/13            A2/A
  B-1                     [ ]%            5.89        4/07 - 1/13          Baa2BBB
  B-2                     [ ]%            5.88        4/07 - 1/13         Baa3/BBB-
  Total
------------------ ------------------- ------------ ----------------- -------------------

      (1) The Class A Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A Certificates may receive principal from the other collateral group.

      (2) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

      (3)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

      (4) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in September 2033.

      (5) The initial aggregate principal balance of Certificates will be subject to an upward or downward variance of no more than approximately 5%.

      (6) The principal balance of the Offered Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.

Selected Mortgage Pool Data (7)
-------------------------------

-------------------------------------- ------------------------------- ------------------------------- ----------------------------
                                                  Group I                         Group II
                                          Fixed Rate Collateral          Adjustable Rate Collateral           Aggregate
-------------------------------------- ------------------------------- ------------------------------- ----------------------------
Actual Principal Balance:                                $186,847,723                    $104,333,146                 $291,180,869
Number of Mortgage Loans:                                       1,077                             436                        1,513
Avg. Actual Principal Balance:                               $173,489                        $239,296                     $192,453
Wtd. Avg. Gross Coupon:                                        6.674%                          6.562%                       6.634%
Wtd. Avg. Net Coupon(8):                                       6.165%                          6.053%                       6.125%
Wtd. Avg. Original FICO Score:                                    679                             674                          677
Wtd. Avg. Original LTV Ratio:                                  72.70%                          91.22%                       79.34%
Wtd. Avg. Combined LTV Ratio:                                  74.57%                          91.22%                       80.53%
Wtd. Avg.  Std. Remaining Term (Mo.):                             339                             338                          339
Wtd. Avg.  Seasoning (Mo.):                                         3                               3                            3
Wtd. Avg.  Months to Roll(9):                                     N/A                              15                           15
Wtd. Avg.  Gross Margin(9):                                       N/A                           5.04%                        5.04%
Wtd. Avg.  Initial Rate Cap(9):                                   N/A                           1.97%                        1.97%
Wtd. Avg. Periodic Rate Cap(9):                                   N/A                           1.97%                        1.97%
Wtd. Avg. Gross Max. Lifetime Rate(9):                            N/A                          13.67%                       13.67%
-------------------------------------- ------------------------------- ------------------------------- ----------------------------

      (7) All percentages calculated herein are percentages of actual principal balances as of the Statistical Calculation Date.

      (8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

      (9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of Alt-A type, fixed and adjustable rate, first and second lien, residential mortgage loans (the "Mortgage Loans") originated by New Century Mortgage Corporation ("New Century").

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.25% and excess spread.

      o The Mortgage Loans will be serviced by Chase Manhattan Mortgage Corporation.

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSAA04N1" and on Bloomberg as "GSAA 04-NC1".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:                    On or before February 26, 2004

Cut-off Date:                             February 1, 2004

Statistical Calculation
Date:                                     January 1, 2004

Expected Pricing Date:                    On or before February 18, 2004

First Distribution Date:                  March 25, 2004

Key Terms

Offered Certificates:                     Class AV-1, AF-2, AF-3, AF-4, AF-5,
                                          AF-6, AV-2, M-1, M-2, B-1 and B-2
                                          Certificates

Class A Certificates:                     Class AV-1, AF-2, AF-3, AF-4, AF-5,
                                          AF-6, and AV-2 Certificates

Group I Certificates:                     Class AV-1, AF-2, AF-3, AF-4, AF-5 and
                                          AF-6 (backed primarily by the Group I
                                          Mortgage Loans)

Group II Certificates:                    Class AV-2 Certificates (backed
                                          primarily by the Group II Mortgage
                                          Loans)

Certificate Group:                        Either the Group I Certificates,
                                          collectively, or the Group II
                                          Certificates, collectively

Fixed Rate Certificates:                  Class AF-2, AF-3, AF-4, AF-5, AF-6,
                                          M-1, M-2, B-1 and B-2 Certificates

Variable Rate Certificates:               Class AV-1 and AV-2 Certificates

Class AF-6 Certificates:                  The Class AF-6 Certificates will be
                                          "lock-out" certificates. The Class
                                          AF-6 Certificates generally will not
                                          receive any portion of principal
                                          payment until the March 2007
                                          Distribution Date. Thereafter, they
                                          will receive an increasing percentage
                                          of their pro-rata share of principal
                                          payable to the Group I Certificates
                                          based on a schedule.

Subordinate Certificates:                 Class M-1, M-2, B-1 and B-2
                                          Certificates

Depositor:                                GS Mortgage Securities Corp.

Manager:                                  Goldman Sachs & Co.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Servicers:                                Chase Manhattan Mortgage Corporation

Trustee:                                  Deutsche Bank National Trust Company

Servicing Fee Rate:                       50 bps

Trustee Fee Rate:                         0.9 bp

Distribution Date:                        25th day of the month or the following
                                          business day

Record Date:                              For Variable Rate Certificates, for
                                          any Distribution Date, the last
                                          business day of the accrual period

                                          For Fixed Rate Certificates, for any
                                          Distribution Date, the last day of the
                                          month immediately preceding the
                                          related Distribution Date (or if such
                                          day is not a business day, the
                                          immediately preceding business day)

Delay Days:                               24 days on the Fixed Rate Certificates
                                          0 day delay on the Variable Rate
                                          Certificates

Day Count:                                30/360 on the Fixed Rate Certificates
                                          Actual/360 basis on the Variable Rate
                                          Certificates

Interest Accrual Period:                  On the Fixed Rate Certificates, the
                                          calendar month immediately preceding
                                          the then current Distribution Date. On
                                          the Variable Rate Certificates, the
                                          prior Distribution Date to the day
                                          prior to the current Distribution Date
                                          except for the initial accrual period
                                          for which interest will accrue from
                                          the Closing Date.

Pricing Prepayment
Assumption:                               Adjustable rate mortgage loans: 28%
                                          CPR
                                          Fixed rate mortgage loans: CPR
                                          starting at 4% CPR in month 1 and
                                          increasing to 20% CPR in month 12 (an
                                          approximate 1.455% increase per
                                          month), and remaining at 20% CPR
                                          thereafter

Due Period:                               For the Mortgage Loans, the period
                                          commencing on the second day of the
                                          calendar month preceding the month in
                                          which the Distribution Date occurs and
                                          ending on the first day of the
                                          calendar month in which Distribution
                                          Date occurs

Mortgage Loans:                           The trust will consist of Alt-A type,
                                          fixed and adjustable rate, first and
                                          second lien residential mortgage loans

Group I Mortgage Loans:                   Approximately $186,847,723 of fixed
                                          rate mortgage loans

Group II Mortgage Loans:                  Approximately $104,333,146 of
                                          adjustable rate mortgage loans

Excess Spread:                            The initial weighted average net
                                          coupon of the mortgage pool will be
                                          greater than the interest payments on
                                          the Certificates, resulting in excess
                                          cash flow calculated in the following
                                          manner:

                                         Initial Gross WAC:                                                        6.6339%
                                         Less Initial Expenses(1):                                                 0.5090%
                                         Initial Net WAC:                                                          6.1249%
                                         Less Initial WAC Certificate Coupon (Approx.)(2):                         3.0047%
                                         ------------------------------------------------------------------------  -------
                                         Initial Excess Spread:                                                    3.1202%

                                                (1)  Includes the servicing fee and trustee fee.
                                                (2)  Assumes 1-month LIBOR equal to 1.0987% and a 30-day month.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Servicer Advancing:                       Yes as to principal and interest,
                                          subject to recoverability

Compensating Interest:                    The Servicer shall provide
                                          compensating interest equal to the
                                          lesser of (A) the aggregate of the
                                          prepayment interest shortfalls on the
                                          Mortgage Loans resulting from
                                          voluntary principal prepayments on the
                                          Mortgage Loans during the month prior
                                          to the month in which the related
                                          Distribution Date occurs and (B) the
                                          aggregate Servicing Fee received by
                                          the Servicer for that Distribution
                                          Date

Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call

Rating Agencies:                          Moody's Investor Services and Fitch
                                          Ratings

Minimum Denomination:                     $50,000 with regard to each of the
                                          Offered Certificates

Legal Investment:                         It is anticipated that the Group II
                                          Certificates will be SMMEA eligible

ERISA Eligible:                           Underwriter's exemption is expected to
                                          apply to all Offered Certificates.
                                          However, prospective purchasers should
                                          consult their own counsel

Tax Treatment:                            All Offered Certificates represent
                                          REMIC regular interests and, to a
                                          limited extent, interests in certain
                                          basis risk interest carryover payments
                                          pursuant to the payment priorities in
                                          the transaction, which interest in
                                          certain basis risk interest carryover
                                          payments will be treated for tax
                                          purposes as an interest rate cap
                                          contract

Prospectus:                               The Offered Certificates will be
                                          offered pursuant to a prospectus
                                          supplemented by a prospectus
                                          supplement (together, the
                                          "Prospectus"). Complete information
                                          with respect to the Offered
                                          Certificates and the collateral
                                          securing them will be contained in the
                                          Prospectus. The information herein is
                                          qualified in its entirety by the
                                          information appearing in the
                                          Prospectus. To the extent that the
                                          information herein is inconsistent
                                          with the Prospectus, the Prospectus
                                          shall govern in all respects. Sales of
                                          the Offered Certificates may not be
                                          consummated unless the purchaser has
                                          received the Prospectus

                                          PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS FOR A DESCRIPTION OF
                                          INFORMATION THAT SHOULD BE CONSIDERED
                                          IN CONNECTION WITH AN INVESTMENT IN
                                          THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly at the specified rate subject to the applicable loan group cap or WAC Cap as described below. Interest on the Variable Rate Certificates will be paid monthly at a rate of one-month LIBOR plus a margin that in the case of the AV-2 Certificate will step up after the optional clean-up call date, subject to the applicable cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the applicable cap as described below. Interest on the Subordinate Certificates will be paid monthly at a specified rate that will step up after the optional clean-up call date, subject to the applicable cap as described below. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap or the applicable loan group cap, will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.25% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Offered Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in March 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 27.50%.

----------------------------- ---------------------------------------------------- ------------------------------------------------
            Class                    Initial Credit Enhancement Percentage             Step-Down Credit Enhancement Percentage
----------------------------- ---------------------------------------------------- ------------------------------------------------
              A                                     13.75%                                             27.50%
----------------------------- ---------------------------------------------------- ------------------------------------------------
             M-1                                     9.75%                                             19.50%
----------------------------- ---------------------------------------------------- ------------------------------------------------
             M-2                                     6.00%                                             12.00%
----------------------------- ---------------------------------------------------- ------------------------------------------------
             B-1                                     3.25%                                              6.50%
----------------------------- ---------------------------------------------------- ------------------------------------------------
             B-2                                     2.25%                                              4.50%
----------------------------- ---------------------------------------------------- ------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 46.4% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------- ------------------------------------------------
      Distribution Date              Cumulative Realized Loss Percentage:
------------------------------- ------------------------------------------------
  March 2007 - February 2008         2.250% for the first month, plus an
                                     additional 1/12th of 1.250% for each
                                     month thereafter (e.g., approximately
                                     2.354% in April 2007)

------------------------------- ------------------------------------------------
  March 2008 - February 2009         3.500% for the first month, plus an
                                     additional 1/12th of 1.000% for each
                                     month thereafter (e.g., approximately
                                     3.583% in April 2008)

------------------------------- ------------------------------------------------
  March 2009 - February 2010         4.500% for the first month, plus an
                                     additional 1/12th of 0.500% for each
                                     month thereafter (e.g., approximately
                                     4.542% in April 2009)

------------------------------- ------------------------------------------------
  March 2010 - February 2011         5.000% for the first month, plus an
                                     additional 1/12th of 0.250% for each
                                     month thereafter (e.g., approximately
                                     5.021% in April 2010)

------------------------------- ------------------------------------------------
  March 2011 and thereafter                          5.250%

------------------------------- ------------------------------------------------


Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date the it is first exercisable, the margin on the Group II Certificates will increase to 2 times the margin at issuance, and the coupon on the Class AF-5, AF-6 and Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] and (ii) the Loan Group I WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the Loan Group I WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the Loan Group I WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the Loan Group I WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Loan Group I WAC Cap.

Class AF-6 Pass-Through Rate. The Class AF-6 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Loan Group I WAC Cap.

Class AV-2 Pass-Through Rate. The Class AV-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Loan Group II WAC Cap .

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average of the Loan Group I WAC Cap and the Loan Group II WAC Cap (adjusted to 30/360 day count basis), weighted on the basis of the related Group Subordinate Amount.

Loan Group I WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate adjusted to ACT/360 for purposes of determining the AV-1 pass-thru rate only.

Loan Group II WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate adjusted to an ACT/360 day basis.

Group Subordinate Amount. As to any Distribution Date and (i) Group I, will be equal to the excess of the aggregate Principal Balance of the Group I Mortgage Loans as of the first day of the related Due Period over the aggregate Certificate Balance of the Group I Certificates immediately prior to such Distribution Date and (ii) Group II, will be equal to the excess of the aggregate Principal Balance of the Group II Mortgage Loans as of the first day of the related Due Period over the Certificate Principal Balance of the Group II Certificates immediately prior to such Distribution Date.

Group I Basis Risk Carry Forward Amount. For any Distribution Date, the supplemental interest amount for the Group I Certificates will equal the sum of:
(i) the excess, if any, that the related class of Group I Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the Loan Group I WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I WAC Cap or WAC Cap; (ii) any Group I Basis Risk Carry Forward Amount for such class of Group I Certificates, as applicable, remaining unpaid from prior Distribution Dates, and
(iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Group I Certificates (without regard to the Loan Group I WAC Cap).

Group II Basis Risk Carry Forward Amount. For any Distribution Date, the supplemental interest amount for the Group I Certificates will equal the sum of:
(i) the excess, if any, that the related class of Group II Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the Loan Group II WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II WAC Cap or WAC Cap; (ii) any Group II Basis Risk Carry Forward Amount for such class of Group II Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Group II Certificates (without regard to the Loan Group II WAC
Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. For any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Certificates for on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and trustee fees.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Group I Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Group I Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 72.50% and (2) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus approximately 0.50% of the aggregate scheduled principal balance of the Group I Mortgage Loans as of the Cut-off Date.

Group II Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class AV-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 72.50% and (2) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus approximately 0.50% of the aggregate scheduled principal balance of the Group II Mortgage Loans as of the Cut-off Date.

Group I Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class AF-6 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificate and the denominator of which is the total of the certificate principal balances of all the Group I Certificates, in each case before giving effect to distribution of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the applicable Class AF-6 Calculation Percentage for that Distribution Date, (ii) the Class AF-6 Lockout Percentage for that Distribution Date and (iii) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance for the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage: For each Distribution Date will be as follows:

                         Distribution Date      Lockout
                            (Months)           Percentage
                         --------------------------------
                            1 to 36               0%
                            37 to 60             45%
                            61 to 72             80%
                            73 to 84            100%
                            85 and thereafter   300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Offered Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Offered Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Offered Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Offered Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

DISTRIBUTIONS

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

            (A) from Interest Remittance Amounts related to the Group I Mortgage Loans the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for each class of Group I Certificates from prior Distribution Dates,

            (B) from Interest Remittance Amounts related to the Group II Mortgage Loans the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Group II Certificates from prior Distribution Dates,

            (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall, and will be allocated among each class of certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (v)   to the Class B-2 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a)   Concurrently,

      (i) to the Group I Certificates the Group I Principal Allocation Percentage of the Principal Distribution Amount, allocated in the following order of priority;

            (A) to the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount, and

            (B) sequentially, to the Class AV-1, AF-2, AF-3, AF-4, AF-5 and AF-6 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

      (ii) to the Group II Certificates, the Group II Principal Allocation Percentage of the Principal Distribution Amount, until the certificate principal balance of such Class has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(b) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a)   Concurrently,

      (i) to the Group I Certificates, the Group I Principal Distribution Amount, allocated in the following order of priority;

            (A) to the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount, and

            (B) sequentially, to the Class AV-1, AF-2, AF-3, AF-4, AF-5 and AF-6 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

      (ii) to the Group II Certificates, the Group II Principal Distribution Amount, until the certificate principal balance of such Class has been reduced to zero,

(b) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, and

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (v) concurrently, any Group I Basis Risk Carry Forward Amount to the Group I Certificates and any Group II Basis Risk Carry Forward Amount to the Group II Certificates, , and

      (vi) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above, provided, however, that if the certificate principal balance of any group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other group of Class A Certificates remaining outstanding until the certificate principal balance thereof has been reduced to zero. However, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, M-2, B-1, and B-2 Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date in the following order, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (ii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on February 5, 2004) are used

o     35% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

-------------------------------------------------------------------------------------------------------------------------------
                                                             First Dollar of Loss                      0% Return
-------------------------------------------------------------------------------------------------------------------------------
        Class M-1        CDR (%)                                                    16.74                                18.59
                         Yield (%)                                                  5.333                                0.027
                         WAL                                                        5.497                                5.078
                         Modified Duration                                          4.648                                4.524
                         Principal Window                                   Aug09 - Aug09                        May09 - May09
                         Principal Writedown                            17,787.00 (0.15%)                3,122,738.65 (26.81%)
                         Total Collat Loss                         39,266,019.87 (13.49%)               41,919,289.00 (14.40%)
-------------------------------------------------------------------------------------------------------------------------------
        Class M-2        CDR (%)                                                    11.25                                12.84
                         Yield (%)                                                  5.660                                0.035
                         WAL                                                        6.331                                5.727
                         Modified Duration                                          5.189                                5.063
                         Principal Window                                   Jun10 - Jun10                        Mar10 - Mar10
                         Principal Writedown                             2,276.09 (0.02%)                3,483,523.38 (31.90%)
                         Total Collat Loss                         29,907,456.30 (10.27%)               32,884,450.88 (11.29%)
-------------------------------------------------------------------------------------------------------------------------------
        Class B-1        CDR (%)                                                     8.08                                 9.10
                         Yield (%)                                                  5.630                                0.019
                         WAL                                                        6.914                                6.176
                         Modified Duration                                          5.580                                5.448
                         Principal Window                                   Jan11 - Jan11                        Oct10 - Oct10
                         Principal Writedown                            24,881.73 (0.31%)                2,764,514.98 (34.52%)
                         Total Collat Loss                          23,270,056.65 (7.99%)                25,465,213.06 (8.75%)
-------------------------------------------------------------------------------------------------------------------------------
        Class B-2        CDR (%)                                                     7.15                                 7.47
                         Yield (%)                                                  5.534                                0.017
                         WAL                                                        7.081                                6.667
                         Modified Duration                                          5.689                                5.641
                         Principal Window                                   Mar11 - Mar11                        Feb11 - Feb11
                         Principal Writedown                            33,249.61 (1.14%)                1,086,618.41 (37.32%)
                         Total Collat Loss                          21,088,410.06 (7.24%)                21,828,083.72 (7.50%)
-------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                     The Mortgage Loans - All Collateral (1)



Actual Principal Balance:                                           $291,180,869
Number of Mortgage Loans:                                                  1,513
Average Actual Principal Balance:                                       $192,453
Weighted Average Gross Coupon:                                            6.634%
Weighted Average Net Coupon:                                              6.125%
Weighted Average Original FICO Score:                                        677
Weighted Average Original LTV Ratio:                                      79.34%
Weighted Average Combined LTV Ratio:                                      80.53%
Weighted Average Stated Remaining Term (months):                             339
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll(2):                                           15
Weighted Average Gross Margin(2):                                          5.04%
Weighted Average Initial Rate Cap(2):                                      1.97%
Weighted Average Periodic Rate Cap(2):                                     1.97%
Weighted Average Gross Max. Lifetime Rate(2):                             13.67%

(1) All percentages calculated herein are percentages of actual principal balances as of the Statistical Calculation Date.

(2) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                        Weighted
   Current Principal      Number Of      Principal     Pct. Of Pool   Avg. Gross
        Balance             Loans         Balance      By Prin. Bal.     Coupon
--------------------------------------------------------------------------------
 $50,000 & Below        123            $4,727,021      1.62%          9.380%
 $50,001 - $75,000      180            11,366,100      3.90           8.318
 $75,001 - $100,000     191            16,645,285      5.72           7.780
 $100,001 - $125,000    123            13,980,707      4.80           7.549
 $125,001 - $150,000    101            13,802,207      4.74           7.257
 $150,001 - $200,000    180            31,713,679      10.89          6.847
 $200,001 - $250,000    168            37,702,200      12.95          6.474
 $250,001 - $300,000    120            33,203,765      11.40          6.395
 $300,001 - $350,000    116            37,690,873      12.94          6.333
 $350,001 - $400,000    98             36,818,311      12.64          6.311
 $400,001 - $450,000    56             23,984,092      8.24           6.059
 $450,001 - $500,000    38             18,284,209      6.28           6.041
 $500,001 & Above       19             11,262,420      3.87           5.076
--------------------------------------------------------------------------------
 TOTAL                  1,513          $291,180,869    100.00%        6.634%
================================================================================

[TABLE CONTINUED]

                                          Avg.        Weighted
   Current Principal      Weighted      Principal     Avg. Comb.     Pct. Full     Pct. Owner
        Balance          Avg. FICO       Balance         LTV         Loan Doc       Occupied
----------------------------------------------------------------------------------------------
 $50,000 & Below        611           $38,431        86.73%        78.10%         83.11%
 $50,001 - $75,000      603           63,145         81.58         72.41          89.36
 $75,001 - $100,000     623           87,148         82.60         71.61          89.05
 $100,001 - $125,000    643           113,664        83.26         58.46          91.12
 $125,001 - $150,000    654           136,656        84.59         52.64          91.98
 $150,001 - $200,000    671           176,187        78.91         60.41          90.22
 $200,001 - $250,000    676           224,418        78.28         60.02          91.56
 $250,001 - $300,000    694           276,698        81.07         53.11          89.84
 $300,001 - $350,000    693           324,921        79.61         48.95          97.34
 $350,001 - $400,000    693           375,697        81.08         48.85          97.91
 $400,001 - $450,000    683           428,287        81.98         51.94          98.27
 $450,001 - $500,000    711           481,163        77.87         52.80          97.42
 $500,001 & Above       735           592,759        78.51         41.55          94.30
----------------------------------------------------------------------------------------------
 TOTAL                  677           $192,453       80.53%        55.61%         93.43%
==============================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Current Rate         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               81    $ 27,556,664       9.46%      4.556%        732     $    340,206      82.78%     39.86%     92.48%
5.00- 5.49%                149      43,367,323      14.89       5.249         744          291,056      62.70      91.59     100.00
5.50- 5.99%                143      36,421,708      12.51       5.720         731          254,697      68.91      79.99      92.89
6.00- 6.49%                 92      22,529,600       7.74       6.256         693          244,887      79.68      53.66      91.78
6.50- 6.99%                240      49,753,951      17.09       6.736         665          207,308      86.22      51.92      91.08
7.00- 7.49%                184      34,759,570      11.94       7.248         643          188,911      87.21      40.16      91.17
7.50- 7.99%                195      34,275,684      11.77       7.751         630          175,773      89.90      32.39      95.04
8.00- 8.49%                117      16,522,945       5.67       8.218         619          141,222      88.09      34.27      86.84
8.50- 8.99%                107      12,585,598       4.32       8.723         597          117,622      87.98      37.33      94.23
9.00- 9.49%                 48       3,897,522       1.34       9.156         567           81,198      84.49      58.64      95.73
9.50- 9.99%                 85       5,963,388       2.05       9.743         580           70,158      88.36      69.91      97.44
10.00% & Above              72       3,546,916       1.22      10.450         593           49,263      90.80      64.78      94.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                              Distribution by FICO


                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   FICO                 Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 780 & Above                58    $ 14,756,181       5.07%      5.525%        789     $    254,417      62.48%     82.41%     93.83%
 760-779                    87      23,853,065       8.19       5.594         770          274,173      67.54      71.97      95.52
 740-759                   111      31,308,779      10.75       5.604         750          282,061      70.40      70.30      93.83
 720-739                   128      33,249,063      11.42       5.641         730          259,758      75.61      58.96      90.65
 700-719                    79      19,640,459       6.75       5.735         710          248,613      82.92      49.25      92.12
 680-699                   108      23,504,037       8.07       6.565         688          217,630      88.80      48.45      94.04
 660-679                   141      28,839,048       9.90       6.923         669          204,532      87.47      38.47      87.81
 640-659                   149      26,189,235       8.99       7.274         649          175,767      90.37      45.30      91.90
 620-639                   172      27,490,722       9.44       7.409         630          159,830      88.63      37.94      93.98
 600-619                   121      17,206,754       5.91       7.521         609          142,205      85.54      57.45      95.27
 580-599                   106      13,512,621       4.64       7.751         589          127,478      85.00      65.88      97.53
 560-579                    66      10,001,333       3.43       7.768         571          151,535      81.40      44.50      99.10
 540-559                    81       9,652,672       3.32       8.059         552          119,169      80.64      68.69      96.50
 520-539                    71       8,567,037       2.94       8.505         531          120,662      81.36      55.49      98.28
 500-519                    35       3,409,862       1.17       8.915         509           97,425      72.53      56.24      95.39
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                           Distribution by Lien Status


                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Lien Status          Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                   1,417    $286,732,042      98.47%      6.581%        678     $    202,351      80.25%     55.23%     93.32%
 Second                     96       4,448,827       1.53      10.057         637           46,342      98.39      79.95     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Original LTV         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below            131    $ 11,967,588       4.11%      7.271%        706     $     91,356      57.67%     76.60%     98.86%
 40.01 - 50.00%             44       8,393,505       2.88       5.691         730          190,761      46.33      78.57      85.54
 50.01 - 60.00%             87      17,465,363       6.00       5.800         729          200,751      56.01      78.88      92.68
 60.01 - 70.00%            170      38,128,063      13.09       5.987         713          224,283      65.88      70.83      91.23
 70.01 - 80.00%            295      57,913,393      19.89       6.352         684          196,317      77.73      61.25      92.69
 80.01 - 85.00%            237      47,860,668      16.44       6.495         649          201,944      84.46      39.30      87.94
 85.01 - 90.00%            238      43,837,447      15.06       6.966         647          184,191      89.63      48.64      93.44
 90.01 - 95.00%            141      28,657,838       9.84       7.417         645          203,247      94.64      49.03      99.01
 95.01 - 100.00%           170      36,957,002      12.69       7.321         683          217,394      99.98      42.57     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                          Distribution by Combined LTV

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Combined LTV         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below             36    $  7,584,482       2.60%      5.658%        746     $    210,680      33.54%     74.84%     98.20%
 40.01 - 50.00%             44       8,393,505       2.88       5.691         730          190,761      46.33      78.57      85.54
 50.01 - 60.00%             87      17,465,363       6.00       5.800         729          200,751      56.01      78.88      92.68
 60.01 - 70.00%            170      38,128,063      13.09       5.987         713          224,283      65.88      70.83      91.23
 70.01 - 80.00%            296      57,958,234      19.90       6.356         684          195,805      77.73      61.20      92.69
 80.01 - 85.00%            237      47,860,668      16.44       6.495         649          201,944      84.46      39.30      87.94
 85.01 - 90.00%            240      43,951,746      15.09       6.972         647          183,132      89.63      48.77      93.46
 90.01 - 95.00%            142      28,697,549       9.86       7.421         645          202,095      94.64      49.10      99.01
 95.01 - 100.00%           261      41,141,258      14.13       7.601         678          157,629      99.98      46.35     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                       Distribution by Documentation Type

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
Documentation Type      Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                       923    $161,926,057      55.61%      6.377%        685     $    175,435      77.42%    100.00%     93.22%
Stated                     539     120,013,355      41.22       6.948         669          222,659      84.68       0.00      94.45
Limited                     51       9,241,457       3.17       7.048         638          181,205      81.12       0.00      83.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                          Distribution by Loan Purpose

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Loan Purpose         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout refi              874    $163,813,217      56.26%      6.671%        666     $    187,429      77.03%     58.63%     93.00%
 Purchase                  461      90,168,266      30.97       6.785         688          195,593      90.99      42.95      93.54
 Rate/Term refi            178      37,199,387      12.78       6.105         702          208,985      70.60      72.99      95.05
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
Occupancy Status        Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner                    1,384    $272,040,842      93.43%      6.620%        677     $    196,561      80.85%     55.49%    100.00%
Non-Owner                  119      15,893,869       5.46       7.190         678          133,562      75.19      60.06       0.00
Second Home                 10       3,246,158       1.11       5.034         734          324,616      80.12      43.95       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                          Distribution by Property Type

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Property Type          Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family           1,152    $213,868,995      73.45%      6.637%        677     $    185,650      80.27%     57.45%     95.01%
 2-4 Family                135      32,750,519      11.25       6.666         683          242,596      79.06      47.61      81.05
 PUD                       147      30,519,817      10.48       6.623         667          207,618      82.70      50.43      95.81
 Condo                      78      13,831,452       4.75       6.540         696          177,326      83.14      56.90      92.88
 Man. Housing                1         210,086       0.07       6.600         616          210,086      85.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                              Distribution by State

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   State                Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California(Southern)      281    $ 70,045,595      24.06%      6.392%        682     $    249,273      78.31%     48.83%     93.20%
 California(Northern)      208      59,751,346      20.52       6.124         699          287,266      79.76      59.07      94.64
 New York                  142      38,461,895      13.21       6.144         704          270,858      74.97      55.75      96.89
 Florida                   114      13,120,056       4.51       7.610         627          115,088      83.99      44.54      94.22
 New Jersey                 47      12,793,592       4.39       6.171         718          272,204      74.79      72.94      94.39
 Texas                     135      11,490,454       3.95       8.148         598           85,114      81.76      60.73      92.78
 Illinois                   43       8,345,641       2.87       7.103         667          194,085      80.18      61.77      94.94
 Massachusetts              31       8,055,441       2.77       6.764         680          259,853      81.66      52.02      82.80
 Washington                 35       5,739,422       1.97       7.103         664          163,983      93.03      50.69      88.82
 Pennsylvania               28       4,720,402       1.62       6.938         643          168,586      83.94      60.79      97.65
 Virginia                   22       4,418,037       1.52       7.372         677          200,820      85.42      33.51      92.48
 Others                    427      54,238,988      18.63       7.179         654          127,023      86.32      59.41      91.18
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                            Distribution by Zip Code

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Zip Code             Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 94531                       5    $  1,946,204       0.67%      6.251%        683     $    389,241      94.47%     84.62%    100.00%
 11236                       5       1,562,494       0.54       6.574         633          312,499      80.04      66.88     100.00
 94591                       4       1,471,562       0.51       5.745         675          367,890      89.33     100.00     100.00
 94043                       3       1,413,964       0.49       5.265         768          471,321      89.54      70.01     100.00
 94556                       3       1,291,547       0.44       5.296         752          430,516      53.97     100.00     100.00
 94523                       3       1,239,307       0.43       5.866         712          413,102      74.55      69.18      69.18
 94513                       4       1,183,052       0.41       5.540         709          295,763      82.19     100.00     100.00
 11733                       3       1,127,957       0.39       5.471         741          375,986      66.46     100.00     100.00
 95066                       2       1,099,031       0.38       5.014         694          549,516      86.06      40.86     100.00
 10704                       3       1,062,352       0.36       6.145         698          354,117      81.88      37.53     100.00
 Others                  1,478     277,783,400      95.40       6.676         676          187,945      80.52      54.53      93.25
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Remaining Term to Maturity

                                                                Weighted                  Avg.       Weighted                 Pct.
 Remaining Term        Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 To Maturity            Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0 - 180                    91    $  9,362,576       3.22%      7.040%        650     $    102,885      72.05%     52.14%     82.99%
 181 - 240                 154      13,345,666       4.58       7.645         656           86,660      82.63      77.42      97.59
 241 - 360               1,268     268,472,627      92.20       6.569         679          211,729      80.72      54.65      93.58
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                        Distribution by Amortization Type

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Amortization Type      Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Fixed                   1,077    $186,847,723      64.17%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
 2/28 ARM                  328      69,070,044      23.72       7.440         650          210,579      95.06      36.11      98.97
 1 MO LIBOR IO              94      32,477,443      11.15       4.647         725          345,505      82.53      45.54      93.62
 3/27 ARM                   14       2,785,659       0.96       7.093         682          198,976      97.22      57.54     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                          Distribution by Periodic Cap

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Periodic Cap         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.50%                     342    $ 71,855,703      24.68%      7.427%        651     $    210,104      95.14%     36.95%     99.01%
 3.00%                      94      32,477,443      11.15       4.647         725          345,505      82.53      45.54      93.62
 N/A (Fixed Rate)        1,077     186,847,723      64.17       6.674         679          173,489      74.57      64.54      91.25
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                Weighted                  Avg.       Weighted                 Pct.
   Months to           Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Rate Reset          Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1-12                       94    $ 32,477,443      11.15%      4.647%        725     $    345,505      82.53%     45.54%     93.62%
 13-24                     328      69,070,044      23.72       7.440         650          210,579      95.06      36.11      98.97
 25-36                      14       2,785,659       0.96       7.093         682          198,976      97.22      57.54     100.00
 N/A (Fixed Rate)        1,077     186,847,723      64.17       6.674         679          173,489      74.57      64.54      91.25
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Maximum Lifetime Rate

                                                                Weighted                  Avg.       Weighted                 Pct.
 Maximum               Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Lifetime Rate          Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 12.00-12.49%               94    $ 32,477,443      11.15%      4.647%        725     $    345,505      82.53%     45.54%     93.62%
 12.50-12.99%                5       1,501,776       0.52       5.990         661          300,355      94.77      68.91     100.00
 13.00-13.49%               18       4,584,738       1.57       6.272         697          254,708      95.03      67.90     100.00
 13.50-13.99%               73      17,156,692       5.89       6.771         676          235,023      97.24      55.13     100.00
 14.00-14.49%               80      16,233,225       5.57       7.271         655          202,915      95.29      32.43      97.65
 14.50-14.99%               88      18,856,796       6.48       7.756         640          214,282      94.71      22.67      98.44
 15.00-15.49%               33       7,022,324       2.41       8.182         630          212,798      94.00      17.38     100.00
 15.50-15.99%               32       5,178,865       1.78       8.744         607          161,840      94.42      25.95     100.00
 16.00-16.99%               11       1,156,763       0.40       9.503         556          105,160      83.64      58.34      96.98
 17.00% & Above              2         164,523       0.06      10.617         518           82,262      71.26     100.00     100.00
 N/A (Fixed Rate)        1,077     186,847,723      64.17       6.674         679          173,489      74.57      64.54      91.25
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


                             Distribution by Margin

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Margin                 Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below              97    $ 33,432,120      11.48%      4.741%        725     $    344,661      83.03%     45.62%     93.80%
 5.00- 5.49%                 9       1,516,103       0.52       7.090         673          168,456      98.21      48.78     100.00
 5.50- 5.99%               265      58,843,862      20.21       7.363         659          222,052      95.98      32.28      98.85
 6.00- 6.49%                46       7,574,236       2.60       7.566         616          164,657      92.87      61.31      99.54
 6.50- 6.99%                16       2,510,721       0.86       8.176         570          156,920      81.46      59.15     100.00
 7.00% & Above               3         456,103       0.16       9.277         558          152,034      79.94      47.77     100.00
 N/A (Fixed Rate)        1,077     186,847,723      64.17       6.674         679          173,489      74.57      64.54      91.25
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,513    $291,180,869     100.00%      6.634%        677     $    192,453      80.53%     55.61%     93.43%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        The Fixed Rate Mortgage Loans (1)

Actual Principal Balance:                                          $186,847,723
Number of Mortgage Loans:                                                 1,077
Average Actual Principal Balance:                                  $    173,489
Weighted Average Gross Coupon:                                            6.674%
Weighted Average Net Coupon:                                              6.165%
Weighted Average Original FICO Score:                                       679
Weighted Average Original LTV Ratio:                                      72.70%
Weighted Average Combined LTV Ratio:                                      74.57%
Weighted Average Stated Remaining Term (months):                            339
Weighted Average Seasoning (months):                                          3
(1) All percentages calculated herein are percentages of actual principal balances as of the Statistical Calculation Date.


                    Distribution by Current Principal Balance

                                                                Weighted                  Avg.       Weighted                 Pct.
   Current             Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Principal Balance    Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below           121    $  4,657,078       2.49%      9.363%        612     $     38,488      87.08%     77.77%     83.61%
 $50,001 - $75,000         164      10,331,556       5.53       8.366         599           62,997      80.73      73.93      88.88
 $75,001 - $100,000        151      13,113,295       7.02       7.784         622           86,843      79.89      73.16      86.79
 $100,001 - $125,000        84       9,502,654       5.09       7.583         635          113,127      77.47      60.65      86.94
 $125,001 - $150,000        56       7,706,481       4.12       7.290         651          137,616      77.35      62.88      89.29
 $150,001 - $200,000       116      20,422,663      10.93       6.645         680          176,057      70.60      63.91      84.81
 $200,001 - $250,000       119      26,766,253      14.33       6.312         682          224,926      72.39      69.03      88.11
 $250,001 - $300,000        78      21,623,437      11.57       6.342         702          277,224      75.05      56.63      86.94
 $300,001 - $350,000        67      21,718,827      11.62       6.077         716          324,162      71.73      67.08      96.89
 $350,001 - $400,000        58      21,727,873      11.63       6.101         707          374,619      73.10      62.28      98.21
 $400,001 - $450,000        32      13,756,569       7.36       6.278         671          429,893      77.60      56.50     100.00
 $450,001 - $500,000        25      12,039,736       6.44       6.227         717          481,589      72.39      63.92      96.08
 $500,001 & Above            6       3,481,302       1.86       5.463         722          580,217      64.73      51.23     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


                          Distribution by Current Rate

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Current Rate         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00- 5.49%               137    $ 38,885,038      20.81%      5.265%        751     $    283,832      60.62%     93.48%    100.00%
 5.50- 5.99%               137      34,481,437      18.45       5.710         735          251,689      67.59      80.21      92.49
 6.00- 6.49%                74      17,944,862       9.60       6.251         692          242,498      75.76      50.02      89.67
 6.50- 6.99%               167      32,597,259      17.45       6.718         659          195,193      80.42      50.22      86.39
 7.00- 7.49%               105      18,706,072      10.01       7.234         633          178,153      80.24      46.49      85.64
 7.50- 7.99%               106      15,239,162       8.16       7.744         617          143,766      83.95      44.79      90.78
 8.00- 8.49%                84       9,500,621       5.08       8.245         611          113,103      83.72      46.75      77.12
 8.50- 8.99%                75       7,406,733       3.96       8.707         589           98,756      83.47      45.30      90.20
 9.00- 9.49%                42       3,315,886       1.77       9.152         564           78,950      83.79      60.62      94.99
 9.50- 9.99%                80       5,388,262       2.88       9.734         585           67,353      89.38      69.97      97.82
 10.00% & Above             70       3,382,393       1.81      10.442         597           48,320      91.75      63.07      93.96
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   FICO                 Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 780 & Above                54    $ 13,428,314       7.19%      5.540%        789     $    248,672      59.89%     88.59%     93.22%
 760-779                    72      18,833,226      10.08       5.650         770          261,573      62.69      79.03      94.33
 740-759                    83      23,229,264      12.43       5.654         750          279,871      64.05      82.28      91.94
 720-739                    88      20,607,340      11.03       5.876         730          234,174      68.32      73.51      89.97
 700-719                    39       8,502,673       4.55       6.257         712          218,017      74.03      51.13      95.60
 680-699                    50       8,716,905       4.67       6.946         686          174,338      83.28      48.56      83.93
 660-679                    95      18,007,887       9.64       6.929         670          189,557      82.81      42.41      80.47
 640-659                    93      14,169,786       7.58       7.036         649          152,363      83.95      56.71      87.72
 620-639                   115      16,403,429       8.78       7.322         630          142,639      84.72      41.17      89.92
 600-619                    89      11,088,115       5.93       7.500         609          124,586      81.92      54.54      92.66
 580-599                    85      10,182,178       5.45       7.757         590          119,790      83.25      65.59      97.07
 560-579                    49       5,851,026       3.13       7.690         570          119,409      78.01      61.48     100.00
 540-559                    72       8,376,676       4.48       7.978         552          116,343      79.99      71.47      95.97
 520-539                    63       6,906,785       3.70       8.488         531          109,632      80.70      64.33      97.86
 500-519                    30       2,544,120       1.36       8.994         510           84,804      73.14      70.29      93.81
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


                           Distribution by Lien Status

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
  Lien Statue           Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                     981    $182,398,897      97.62%      6.592%        680     $    185,932      73.98%     64.16%     91.03%
 Second                     96       4,448,827       2.38      10.057         637           46,342      98.39      79.95     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


                          Distribution by Original LTV

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Original LTV           Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below            130    $ 11,932,613       6.39%      7.260%        707     $     91,789      57.73%     76.53%     98.86%
 40.01 - 50.00%             43       8,122,505       4.35       5.728         729          188,895      46.31      77.85      85.06
 50.01 - 60.00%             87      17,465,363       9.35       5.800         729          200,751      56.01      78.88      92.68
 60.01 - 70.00%            163      36,193,519      19.37       6.008         715          222,046      65.90      71.68      91.02
 70.01 - 80.00%            247      45,023,420      24.10       6.642         681          182,281      77.42      62.92      92.16
 80.01 - 85.00%            171      26,634,931      14.25       7.254         621          155,760      84.28      58.70      83.39
 85.01 - 90.00%            184      32,005,178      17.13       7.239         640          173,941      89.66      47.98      92.99
 90.01 - 95.00%             40       7,345,580       3.93       7.419         651          183,640      94.20      71.04      96.14
 95.01 - 100.00%            12       2,124,614       1.14       7.846         685          177,051     100.00      41.22     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Combined LTV

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Combined LTV           Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below             35    $  7,549,507       4.04%      5.633%        747     $    215,700      33.51%     74.72%     98.19%
 40.01 - 50.00%             43       8,122,505       4.35       5.728         729          188,895      46.31      77.85      85.06
 50.01 - 60.00%             87      17,465,363       9.35       5.800         729          200,751      56.01      78.88      92.68
 60.01 - 70.00%            163      36,193,519      19.37       6.008         715          222,046      65.90      71.68      91.02
 70.01 - 80.00%            248      45,068,261      24.12       6.647         681          181,727      77.42      62.85      92.17
 80.01 - 85.00%            171      26,634,931      14.25       7.254         621          155,760      84.28      58.70      83.39
 85.01 - 90.00%            186      32,119,477      17.19       7.247         640          172,685      89.66      48.16      93.02
 90.01 - 95.00%             41       7,385,291       3.95       7.433         651          180,129      94.20      71.20      96.16
 95.01 - 100.00%           103       6,308,870       3.38       9.324         652           61,251      99.98      66.77     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


                       Distribution by Documentation Type

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Documentation Type     Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                      729    $120,589,500      64.54%      6.409%        689     $    165,418      72.68%    100.00%     91.26%
 Stated                    309      59,190,658      31.68       7.186         664          191,556      78.16       0.00      92.72
 Limited                    39       7,067,565       3.78       6.907         640          181,220      76.68       0.00      78.71
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


                          Distribution by Loan Purpose

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Loan Purpose         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout refi              712    $125,717,409      67.28%      6.660%        671     $    176,569      73.72%     62.90%     91.25%
 Rate/Term refi            147      30,841,968      16.51       6.095         709          209,809      67.14      78.15      94.03
 Purchase                  218      30,288,345      16.21       7.324         681          138,937      85.64      57.49      88.39
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


                        Distribution by Occupancy Status

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Occupancy Status       Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner                     959    $170,490,177      91.25%      6.635%        678     $    177,779      74.56%     64.55%    100.00%
 Non-Owner                 115      15,326,471       8.20       7.177         680          133,274      74.92      62.06       0.00
 Second Home                 3       1,031,075       0.55       5.607         770          343,692      70.47     100.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Property Type          Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family             831    $138,862,243      74.32%      6.631%        680     $    167,103      74.03%     68.66%     94.02%
 2-4 Family                114      26,572,759      14.22       6.631         685          233,094      76.04      50.52      76.64
 PUD                        87      13,863,525       7.42       7.166         652          159,351      76.63      51.54      93.76
 Condo                      44       7,339,111       3.93       6.720         697          166,798      75.20      60.93      86.57
 Man. Housing                1         210,086       0.11       6.600         616          210,086      85.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


                              Distribution by State

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 State                  Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California(Southern)      199    $ 44,478,169      23.80%      6.548%        682     $    223,508      71.45%     60.63%     90.09%
 New York                  133      36,054,574      19.30       6.047         706          271,087      73.70      58.31      96.68
 California(Northern)      109      28,298,041      15.14       6.160         709          259,615      68.46      74.83      92.66
 New Jersey                 40      11,267,127       6.03       5.952         726          281,678      71.99      80.03      93.63
 Texas                     124      10,080,111       5.39       8.266         587           81,291      79.92      63.29      91.78
 Florida                    81       8,418,431       4.51       7.740         616          103,931      80.72      42.20      95.74
 Massachusetts              22       5,557,149       2.97       6.508         687          252,598      76.13      59.31      75.06
 Pennsylvania               25       4,283,309       2.29       6.911         642          171,332      82.47      61.87      97.41
 Illinois                   23       4,199,085       2.25       6.597         696          182,569      70.27      82.48      92.09
 Minnesota                  16       3,143,477       1.68       6.655         679          196,467      80.36      42.08      98.42
 Maryland                   16       2,876,101       1.54       6.329         713          179,756      73.38      74.66      79.64
 Others                    289      28,192,150      15.09       7.638         639           97,551      82.59      69.49      84.73
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


                            Distribution by ZIP Code

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Zip Code             Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 94556                       3    $  1,291,547       0.69%      5.296%        752     $    430,516      53.97%    100.00%    100.00%
 11236                       4       1,244,390       0.67       6.210         646          311,097      78.77      83.98     100.00
 11733                       3       1,127,957       0.60       5.471         741          375,986      66.46     100.00     100.00
 10704                       3       1,062,352       0.57       6.145         698          354,117      81.88      37.53     100.00
 11764                       3       1,003,894       0.54       6.510         644          334,631      79.22      27.44     100.00
 11216                       2         874,029       0.47       6.239         669          437,014      90.00      51.18     100.00
 07728                       3         861,026       0.46       5.463         755          287,009      54.47     100.00     100.00
 94523                       2         857,406       0.46       5.250         744          428,703      69.90     100.00     100.00
 91007                       2         853,084       0.46       6.056         770          426,542      62.88     100.00     100.00
 93063                       2         790,440       0.42       6.107         701          395,220      65.91      61.35     100.00
 Others                  1,050     176,881,599      94.67       6.720         677          168,459      74.81      63.85      90.75
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                Weighted                  Avg.       Weighted                 Pct.
  Remaining            Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
  Months to Maturity    Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0 - 180                    91    $  9,362,576       5.01%      7.040%        650     $    102,885      72.05%     52.14%     82.99%
 181 - 240                 154      13,345,666       7.14       7.645         656           86,660      82.63      77.42      97.59
 241 - 360                 832     164,139,482      87.85       6.574         683          197,283      74.05      64.20      91.20
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   1,077    $186,847,723     100.00%      6.674%        679     $    173,489      74.57%     64.54%     91.25%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Adjustable Rate Mortgage Loans(1)

Actual Principal Balance:                                      $    104,333,146
Number of Mortgage Loans:                                                   436
Average Actual Principal Balance:                              $        239,296
Weighted Average Gross Coupon:                                            6.562%
Weighted Average Net Coupon:                                              6.053%
Weighted Average Original FICO Score:                                       674
Weighted Average Original LTV Ratio:                                      91.22%
Weighted Average Combined LTV Ratio:                                      91.22%
Weighted Average Stated Remaining Term (months):                            338
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(2):                                          15
Weighted Average Gross Margin(2):                                          5.04%
Weighted Average Initial Rate Cap(2):                                      1.97%
Weighted Average Periodic Rate Cap(2):                                     1.97%
Weighted Average Gross Max. Lifetime Rate(2):                             13.67%

(1) All percentages calculated herein are percentages of actual principal balances as of the Statistical Calculation Date.

(2) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                    Distribution by Current Principal Balance

                                                                Weighted                  Avg.       Weighted                 Pct.
  Current              Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
  Principal Balance     Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below             2    $     69,943       0.07%     10.450%        552     $     34,971      63.19%    100.00%     50.01%
 $50,001 - $75,000          16       1,034,545       0.99       7.842         638           64,659      90.02      57.20      94.19
 $75,001 - $100,000         40       3,531,990       3.39       7.767         630           88,300      92.67      65.85      97.44
 $100,001 - $125,000        39       4,478,054       4.29       7.476         659          114,822      95.52      53.81     100.00
 $125,001 - $150,000        45       6,095,726       5.84       7.216         657          135,461      93.74      39.69      95.37
 $150,001 - $200,000        64      11,291,016      10.82       7.211         654          176,422      93.94      54.08     100.00
 $200,001 - $250,000        49      10,935,947      10.48       6.870         660          223,183      92.69      37.98     100.00
 $250,001 - $300,000        42      11,580,328      11.10       6.494         680          275,722      92.32      46.52      95.26
 $300,001 - $350,000        49      15,972,045      15.31       6.680         662          325,960      90.33      24.30      97.95
 $350,001 - $400,000        40      15,090,438      14.46       6.614         672          377,261      92.57      29.51      97.47
 $400,001 - $450,000        24      10,227,524       9.80       5.765         699          426,147      87.87      45.80      95.94
 $450,001 - $500,000        13       6,244,473       5.99       5.683         698          480,344      88.45      31.36     100.00
 $500,001 & Above           13       7,781,118       7.46       4.903         740          598,548      84.68      37.22      91.75
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Current Rate         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below              81    $ 27,556,664      26.41%      4.556%        732     $    340,206      82.78%     39.86%     92.48%
 5.00- 5.49%                12       4,482,285       4.30       5.111         688          373,524      80.77      75.12     100.00
 5.50- 5.99%                 6       1,940,271       1.86       5.904         662          323,378      92.41      75.93     100.00
 6.00- 6.49%                18       4,584,738       4.39       6.272         697          254,708      95.03      67.90     100.00
 6.50- 6.99%                73      17,156,692      16.44       6.771         676          235,023      97.24      55.13     100.00
 7.00- 7.49%                79      16,053,498      15.39       7.264         656          203,209      95.34      32.79      97.62
 7.50- 7.99%                89      19,036,522      18.25       7.757         640          213,894      94.66      22.45      98.46
 8.00- 8.49%                33       7,022,324       6.73       8.182         630          212,798      94.00      17.38     100.00
 8.50- 8.99%                32       5,178,865       4.96       8.744         607          161,840      94.42      25.95     100.00
 9.00- 9.49%                 6         581,636       0.56       9.180         582           96,939      88.46      47.37     100.00
 9.50- 9.99%                 5         575,127       0.55       9.830         530          115,025      78.77      69.43      93.92
 10.00% & Above              2         164,523       0.16      10.617         518           82,262      71.26     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                              Distribution by FICO

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
  FICO                  Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 780 & Above                 4    $  1,327,867       1.27%      5.366%        784     $    331,967      88.71%     19.99%    100.00%
 760-779                    15       5,019,839       4.81       5.383         769          334,656      85.73      45.45     100.00
 740-759                    28       8,079,516       7.74       5.460         750          288,554      88.66      35.86      99.26
 720-739                    40      12,641,723      12.12       5.259         729          316,043      87.47      35.23      91.76
 700-719                    40      11,137,787      10.68       5.337         709          278,445      89.70      47.81      89.46
 680-699                    58      14,787,132      14.17       6.340         689          254,951      92.06      48.38     100.00
 660-679                    46      10,831,161      10.38       6.913         668          235,460      95.22      31.91     100.00
 640-659                    56      12,019,448      11.52       7.554         648          214,633      97.92      31.84      96.82
 620-639                    57      11,087,294      10.63       7.538         629          194,514      94.42      33.16     100.00
 600-619                    32       6,118,640       5.86       7.559         609          191,207      92.10      62.74     100.00
 580-599                    21       3,330,443       3.19       7.730         587          158,593      90.36      66.78      98.95
 560-579                    17       4,150,308       3.98       7.878         571          244,136      86.18      20.57      97.82
 540-559                     9       1,275,997       1.22       8.589         551          141,777      84.86      50.44     100.00
 520-539                     8       1,660,252       1.59       8.574         529          207,532      84.06      18.72     100.00
 500-519                     5         865,741       0.83       8.682         507          173,148      70.75      14.93     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                           Distribution by Lien Status

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Lien Status            Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Current Rate         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below              1    $     34,975       0.03%     11.050%        509     $     34,975      38.89%    100.00%    100.00%
 40.01 - 50.00%              1         271,000       0.26       4.600         764          271,000      47.13     100.00     100.00
 60.01 - 70.00%              7       1,934,545       1.85       5.598         671          276,364      65.41      54.79      95.33
 70.01 - 80.00%             48      12,889,973      12.35       5.339         693          268,541      78.82      55.42      94.51
 80.01 - 85.00%             66      21,225,738      20.34       5.543         684          321,602      84.70      14.95      93.64
 85.01 - 90.00%             54      11,832,269      11.34       6.227         667          219,116      89.55      50.42      94.64
 90.01 - 95.00%            101      21,312,258      20.43       7.417         642          211,012      94.79      41.44     100.00
 95.01 - 100.00%           158      34,832,388      33.39       7.289         683          220,458      99.98      42.65     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                          Distribution by Combined LTV

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Combined LTV           Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below              1    $     34,975       0.03%     11.050%        509     $     34,975      38.89%    100.00%    100.00%
 40.01 - 50.00%              1         271,000       0.26       4.600         764          271,000      47.13     100.00     100.00
 60.01 - 70.00%              7       1,934,545       1.85       5.598         671          276,364      65.41      54.79      95.33
 70.01 - 80.00%             48      12,889,973      12.35       5.339         693          268,541      78.82      55.42      94.51
 80.01 - 85.00%             66      21,225,738      20.34       5.543         684          321,602      84.70      14.95      93.64
 85.01 - 90.00%             54      11,832,269      11.34       6.227         667          219,116      89.55      50.42      94.64
 90.01 - 95.00%            101      21,312,258      20.43       7.416         642          211,012      94.79      41.44     100.00
 95.01 - 100.00%           158      34,832,388      33.39       7.289         683          220,458      99.98      42.65     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                       Distribution by Documentation Type

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Documentation Type     Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Stated                    230    $ 60,822,697      58.30%      6.716%        675     $    264,447      91.04%      0.00%     96.13%
 Full                      194      41,336,557      39.62       6.285         675          213,075      91.25     100.00      98.96
 Limited                    12       2,173,892       2.08       7.505         631          181,158      95.57       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                          Distribution by Loan Purpose

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Loan Purpose           Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase                  243    $ 59,879,920      57.39%      6.513%        691     $    246,419      93.70%     35.60%     96.14%
 Cashout refi              162      38,095,807      36.51       6.707         649          235,159      87.96      44.56      98.76
 Rate/Term refi             31       6,357,418       6.09       6.152         666          205,078      87.35      47.94     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Occupancy Status       Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner                     425    $101,550,665      97.33%      6.595%        673     $    238,943      91.41%     40.28%    100.00%
 Second Home                 7       2,215,082       2.12       4.767         717          316,440      84.61      17.86       0.00
 Non-Owner                   4         567,398       0.54       7.555         640          141,849      82.57       6.16       0.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                          Distribution by Property Type

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Property Type          Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family             321    $ 75,006,751      71.89%      6.647%        671     $    233,666      91.84%     36.70%     96.84%
 PUD                        60      16,656,293      15.96       6.171         679          277,605      87.76      49.50      97.51
 Condo                      34       6,492,341       6.22       6.337         695          190,951      92.11      52.34     100.00
 2-4 Family                 21       6,177,761       5.92       6.817         676          294,179      92.07      35.08     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                              Distribution by State

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
  State                 Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California(Northern)       99    $ 31,453,304      30.15%      6.091%        690     $    317,710      89.92%     44.89%     96.42%
 California(Southern)       82      25,567,426      24.51       6.122         681          311,798      90.26      28.30      98.62
 Florida                    33       4,701,625       4.51       7.379         646          142,473      89.85      48.73      91.51
 Illinois                   20       4,146,556       3.97       7.616         637          207,328      90.21      40.80      97.82
 Washington                 16       3,860,764       3.70       6.744         681          241,298      95.33      35.98      83.38
 Nevada                     10       2,602,881       2.49       6.052         698          260,288      87.56      16.92     100.00
 Colorado                   10       2,530,782       2.43       5.368         694          253,078      87.02      47.47     100.00
 Massachusetts               9       2,498,292       2.39       7.334         665          277,588      93.95      35.79     100.00
 New York                    9       2,407,321       2.31       7.603         661          267,480      93.96      17.39     100.00
 Virginia                    7       2,059,982       1.97       7.376         662          294,283      93.74      23.40     100.00
 Michigan                   11       1,651,007       1.58       8.215         603          150,092      89.33      51.24     100.00
 Others                    130      20,853,205      19.99       7.167         659          160,409      94.32      49.52      99.16
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                            Distribution by Zip Code

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
  Zip Code              Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 94531                       4    $  1,475,582       1.41%      6.315%        682     $    368,895      96.16%     79.72%    100.00%
 94043                       3       1,413,964       1.36       5.265         768          471,321      89.54      70.01     100.00
 94591                       3       1,239,603       1.19       5.641         674          413,201      89.21     100.00     100.00
 94561                       3         947,566       0.91       7.465         650          315,855      98.40      32.03     100.00
 95758                       3         900,742       0.86       6.884         649          300,247      95.16      65.58     100.00
 94538                       2         834,499       0.80       7.770         609          417,249      95.00       0.00     100.00
 95076                       2         831,302       0.80       6.460         753          415,651      93.87       0.00     100.00
 93905                       2         751,895       0.72       8.043         644          375,947     100.00       0.00     100.00
 92679                       1         750,000       0.72       5.110         695          750,000      79.37     100.00     100.00
 94578                       2         749,569       0.72       5.740         742          374,785      92.21      55.71     100.00
 Others                    411      94,438,425      90.52       6.581         673          229,777      91.04      37.98      97.05
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Remaining Term to Maturity

                                                                Weighted                  Avg.       Weighted                 Pct.
   Remaining Term      Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   To Maturity          Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 241 - 360                 436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                        Distribution by Amortization Type

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Amortization Type      Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2/28 ARM                  328    $ 69,070,044      66.20%      7.440%        650     $    210,579      95.06%     36.11%     98.97%
 1 MO LIBOR IO              94      32,477,443      31.13       4.647         725          345,505      82.53      45.54      93.62
 3/27 ARM                   14       2,785,659       2.67       7.093         682          198,976      97.22      57.54     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                          Distribution by Periodic Cap

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
 Periodic Cap           Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.50%                     342    $ 71,855,703      68.87%      7.427%        651     $    210,104      95.14%     36.95%     99.01%
 3.00%                      94      32,477,443      31.13       4.647         725          345,505      82.53      45.54      93.62
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                Weighted                  Avg.       Weighted                 Pct.
  Months               Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
  to Rate Reset         Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1-12                       94    $ 32,477,443      31.13%      4.647%        725     $    345,505      82.53%     45.54%     93.62%
 13-24                     328      69,070,044      66.20       7.440         650          210,579      95.06      36.11      98.97
 25-36                      14       2,785,659       2.67       7.093         682          198,976      97.22      57.54     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


                      Distribution by Maximum Lifetime Rate

                                                                Weighted                  Avg.       Weighted                 Pct.
   Maximum             Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Lifetime Rate        Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 12.00-12.49%               94    $ 32,477,443      31.13%      4.647%        725     $    345,505      82.53%     45.54%     93.62%
 12.50-12.99%                5       1,501,776       1.44       5.990         661          300,355      94.77      68.91     100.00
 13.00-13.49%               18       4,584,738       4.39       6.272         697          254,708      95.03      67.90     100.00
 13.50-13.99%               73      17,156,692      16.44       6.771         676          235,023      97.24      55.13     100.00
 14.00-14.49%               80      16,233,225      15.56       7.271         655          202,915      95.29      32.43      97.65
 14.50-14.99%               88      18,856,796      18.07       7.756         640          214,282      94.71      22.67      98.44
 15.00-15.49%               33       7,022,324       6.73       8.182         630          212,798      94.00      17.38     100.00
 15.50-15.99%               32       5,178,865       4.96       8.744         607          161,840      94.42      25.95     100.00
 16.00-16.99%               11       1,156,763       1.11       9.503         556          105,160      83.64      58.34      96.98
 17.00% & Above              2         164,523       0.16      10.617         518           82,262      71.26     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================

                             Distribution by Margin

                                                                Weighted                  Avg.       Weighted                 Pct.
                       Number Of    Principal  Pct. Of Pool    Avg. Gross  Weighted     Principal    Avg. Comb.  Pct. Full   Owner
   Margin               Loans        Balance   By Prin. Bal.     Coupon    Avg. FICO     Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below              97    $ 33,432,120      32.04%      4.741%        725     $    344,661      83.03%     45.62%     93.80%
 5.00- 5.49%                 9       1,516,103       1.45       7.090         673          168,456      98.21      48.78     100.00
 5.50- 5.99%               265      58,843,862      56.40       7.363         659          222,052      95.98      32.28      98.85
 6.00- 6.49%                46       7,574,236       7.26       7.566         616          164,657      92.87      61.31      99.54
 6.50- 6.99%                16       2,510,721       2.41       8.176         570          156,920      81.46      59.15     100.00
 7.00% & Above               3         456,103       0.44       9.277         558          152,034      79.94      47.77     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                     436    $104,333,146     100.00%      6.562%        674     $    239,296      91.22%     39.62%     97.33%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I WAC Cap, Loan Group II WAC Cap and WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                     Actual Group I    Actual Group II
Distribution Date   Loan WAC Cap (%)   Loan WAC Cap (%)     WAC Cap (%)
--------------------------------------------------------------------------
            Mar-04            6.1651%           6.2615%            6.1249%
            Apr-04            6.1651%           6.5501%            6.4595%
            May-04            6.1651%           8.1948%            6.7945%
            Jun-04            6.1651%           8.0749%            6.9458%
            Jul-04            6.1651%           8.0756%            6.9461%
            Aug-04            6.1651%           8.3456%            6.9464%
            Sep-04            6.1651%           7.5876%            6.9467%
            Oct-04            6.1650%           8.9434%            6.9469%
            Nov-04            6.1650%           7.8262%            6.9472%
            Dec-04            6.1650%           8.0795%            6.9475%
            Jan-05            6.1650%           8.6375%            6.9478%
            Feb-05            6.1650%           8.0811%            6.9481%
            Mar-05            6.1650%           8.9478%            6.9483%
            Apr-05            6.1649%           8.0827%            6.9486%
            May-05            6.1649%           8.3529%            6.9489%
            Jun-05            6.1649%           7.5943%            6.9492%
            Jul-05            6.1649%           8.9514%            6.9495%
            Aug-05            6.1649%           8.0859%            6.9498%
            Sep-05            6.1648%           7.8341%            6.9501%
            Oct-05            6.1648%           8.6454%            6.9504%
            Nov-05            6.1648%           8.1020%            6.9557%
            Dec-05            6.1648%           8.7625%            7.3049%
            Jan-06            6.1647%           9.6694%            7.3050%
            Feb-06            6.1647%           8.4978%            7.3052%
            Mar-06            6.1647%          10.0158%            7.3053%
            Apr-06            6.1647%           9.6710%            7.3055%
            May-06            6.1646%           9.3631%            7.3107%
            Jun-06            6.1646%           9.6900%            7.6593%
            Jul-06            6.1646%          10.6927%            7.6593%
            Aug-06            6.1645%          10.0031%            7.6594%
            Sep-06            6.1645%          10.0033%            7.6595%
            Oct-06            6.1645%          10.3370%            7.6596%
            Nov-06            6.1644%           9.4102%            7.6646%
            Dec-06            6.1644%          11.7544%            8.0270%
            Jan-07            6.1644%          11.3626%            8.0270%
            Feb-07            6.1643%          10.6525%            8.0270%
            Mar-07            6.1643%          12.1744%            8.0270%
            Apr-07            6.1643%          11.3628%            7.9101%
            May-07            6.1642%          11.3768%            7.8091%
            Jun-07            6.1642%          11.9875%            8.0430%
            Jul-07            6.1641%          12.3870%            7.9540%
            Aug-07            6.1641%          11.2608%            7.8604%
            Sep-07            6.1641%          12.8140%            7.8184%
            Oct-07            6.1640%          12.3868%            7.8090%
            Nov-07            6.1640%          11.6212%            7.8022%
            Dec-07            6.1639%          13.0814%            7.9720%
            Jan-08            6.1639%          13.0812%            7.9618%
            Feb-08            6.1638%          12.6591%            7.9516%
            Mar-08            6.1638%          13.5320%            7.9415%
            Apr-08            6.1637%          12.6589%            7.9314%
            May-08            6.1637%          12.2631%            7.9214%
            Jun-08            6.1636%          13.5722%            7.9213%
            Jul-08            6.1636%          13.1196%            7.9113%
            Aug-08            6.1635%          12.6962%            7.9013%
            Sep-08            6.1635%          12.6961%            7.8914%
            Oct-08            6.1634%          12.2992%            7.8816%
            Nov-08            6.1633%          13.5713%            7.8718%
            Dec-08            6.1633%          12.7209%            7.8684%
            Jan-09            6.1632%          12.7207%            7.8586%
            Feb-09            6.1632%          13.1446%            7.8489%
            Mar-09            6.1631%          14.0833%            7.8392%
            Apr-09            6.1630%          11.9493%            7.8296%
            May-09            6.1630%          13.5972%            7.8200%
            Jun-09            6.1629%          13.1438%            7.8105%
            Jul-09            6.1628%          12.3221%            7.8010%
            Aug-09            6.1628%          13.5966%            7.7916%
            Sep-09            6.1627%          12.7193%            7.7822%
            Oct-09            6.1626%          12.7191%            7.7728%
            Nov-09            6.1625%          13.1428%            7.7635%
            Dec-09            6.1625%          11.9478%            7.7543%
            Jan-10            6.1624%          14.0812%            7.7450%
            Feb-10            6.1623%          12.7183%            7.7359%
            Mar-10            6.1622%          14.0807%            7.7268%
            Apr-10            6.1621%          12.3204%            7.7177%
            May-10            6.1621%          13.5947%            7.7087%
            Jun-10            6.1620%          12.7174%            7.6997%
            Jul-10            6.1619%          12.7172%            7.6907%
            Aug-10            6.1618%          13.1409%            7.6818%
            Sep-10            6.1617%          11.9461%            7.6730%
            Oct-10            6.1616%          14.0790%            7.6642%
            Nov-10            6.1615%          12.3189%            7.6554%
            Dec-10            6.1614%          12.7161%            7.6467%
            Jan-11            6.1613%          13.5928%            7.6381%
            Feb-11            6.1612%          12.7156%            7.6294%
            Mar-11            6.1611%          14.0778%            7.6209%
            Apr-11            6.1610%          12.7152%            7.6123%
            May-11            6.1609%          13.1387%            7.6038%
            Jun-11            6.1608%          11.9441%            7.5954%
            Jul-11            6.1607%          14.0767%            7.5870%
            Aug-11            6.1606%          12.7142%            7.5787%
            Sep-11            6.1605%          12.3166%            7.5703%
            Oct-11            6.1603%          13.5904%            7.5621%
            Nov-11            6.1602%          12.7134%            7.5539%
            Dec-11            6.1601%          12.3158%            7.5457%
            Jan-12            6.1600%          13.5896%            7.5375%
            Feb-12            6.1598%          11.9421%            7.5295%
            Mar-12            6.1597%          14.0743%            7.5214%
            Apr-12            6.1596%          13.1357%            7.5134%
            May-12            6.1595%          13.1354%            7.5055%
            Jun-12            6.1593%          12.7114%            7.4975%
            Jul-12            6.1592%          13.1348%            7.4897%
            Aug-12            6.1590%          11.9405%            7.4818%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


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



                     Actual Group I   Actual Group II
Distribution Date     Loan Cap (%)      Loan Cap (%)       WAC Cap (%)
---------------------------------------------------------------------------
            Sep-12           6.1589%          13.5871%              7.4740%
            Oct-12           6.1588%          13.1339%              7.4663%
            Nov-12           6.1586%          12.3127%              7.4586%
            Dec-12           6.1585%          13.1333%              7.4509%
            Jan-13           6.1583%          13.1329%              7.4433%
            Feb-13           6.1581%          12.7090%              7.4358%
            Mar-13           6.1580%          14.0703%              7.4282%
            Apr-13           6.1578%          12.7083%              7.4207%
            May-13           6.1577%          11.9378%              7.4133%
            Jun-13           6.1575%          14.0692%              7.4059%
            Jul-13           6.1573%          13.1309%              7.3985%
            Aug-13           6.1572%          12.3099%              7.3912%
            Sep-13           6.1570%          13.1302%              7.3839%
            Oct-13           6.1568%          13.1298%              7.3767%
            Nov-13           6.1566%          12.7059%              7.3695%
            Dec-13           6.1564%          12.7056%              7.3623%
            Jan-14           6.1562%          12.3091%              7.3547%
            Feb-14           6.1561%          13.5832%              7.3472%


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agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


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